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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-110949, 333-99615, 333-38857, 333-38859, 333-44505, and 333-92417 of Brady
Corporation on Form S-8 of our report dated September 7, 2004, appearing in this Annual Report on Form 10-K of Brady Corporation for the year ended July 31, 2004.

/s/ DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
October 8, 2004